Exhibit 32
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this Annual Report on Form 10-K for the period ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of California Water Service Group.

Date: March 14, 2007	By:	/s/ PETER C. NELSON
PETER C. NELSON
Chief Executive Officer California Water Service Group

Date: March 14, 2007	By:	/s/ MARTIN A. KROPELNICKI
MARTIN A. KROPELNICKI
Chief Financial Officer California Water Service Group